EXHIBIT 99.1

                                  NEWS RELEASE

FOR:              TRUMP ENTERTAINMENT RESORTS, INC. (NASDAQ NMS: TRMP)

CONTACT:          John P. Burke, EVP, Corporate Treasurer, (212) 891-1503

FOR RELEASE:      Monday, November 14, 2005

                       TRUMP ENTERTAINMENT RESORTS REPORTS
                    2005 THIRD QUARTER AND NINE MONTH RESULTS

ATLANTIC CITY, NJ - Trump Entertainment Resorts, Inc. (the "Company") (NASDAQ
NMS: TRMP) today reported its operating results for the third quarter and nine months ended September 30, 2005. Consolidated net revenues for the quarter ended September 30, 2005 were $277.3 million, compared to $273.6 million for the quarter ended September 30, 2004. The Company has treated Trump Indiana's results as discontinued operations, given the previously announced pending sale of Trump Indiana. Consolidated income from operations for the quarter ended September 30, 2005 was $32.7 million, compared to $28.3 million for the quarter ended September 30, 2004. During the 2005 third quarter, in connection with its reorganization proceedings commenced on November 21, 2004, the Company recorded reorganization expenses and related costs of $5.7 million as a result of continued professional fees incurred with respect to the reorganization. Consolidated net income for the quarter ended September 30, 2005 was $3.2 million ($0.12 per basic and diluted share), compared to a net loss of $25.1 million ($0.84 per basic and diluted share) for the quarter ended September 30, 2004. EBITDA (defined by the Company as income from operations before depreciation, amortization and reorganization income/expenses and related costs) for the quarter ended September 30, 2005 was $54.7 million, compared to EBITDA of $56.4 million reported for the quarter ended September 30, 2004. Readers are advised that the term "EBITDA" is not a measure of financial performance under generally accepted accounting principles. The Company supplementally provides EBITDA because it believes that it is commonly used by investors in measuring an entity's operating performance in the gaming industry. A reconciliation of EBITDA to income from operations is included in the attached schedules.

Both the operating results prior to the effective date of the Company's reorganization on May 20, 2005 ("Effective Date") and for the period commencing on the Effective Date through September 30, 2005 are reflected in the schedules below. To facilitate analysis and comparison with the prior year, the results of the Company's operating entities have been combined both prior to and following the Effective Date for the quarter and the nine months ended September 30, 2005. Readers are encouraged to refer to the Company's quarterly report on Form 10-Q for the period ended September 30, 2005 filed with the Securities and Exchange Commission earlier today. The report, as well as the Company's other periodic and annual reports, may be viewed free of charge either on the SEC's website, www.sec.gov, or on the Company's website, www.trumpcasinos.com.

James B. Perry, the Company's Chief Executive Officer and President, commented, "Our third quarter financials continue to reflect matters associated with the Company's reorganization. Additionally, the results reflect the initial changes made to increase the profitability of some marketing programs. While these changes negatively impact revenue in the short term, they are designed to enable us to realize margin improvements going forward."

Perry commented further, "We are on target to complete a master plan for our Atlantic City properties that is anticipated to lever the strength of the Trump brand through targeted renovations and strategic expansions. We believe the changes we intend to make to the physical plants represent solid and predictable growth opportunities for the organization for the next seven years, and we believe we are on target to present the plan to our Board of Directors for its approval by year end. First and foremost among these opportunities is the construction of a new tower at the Taj Mahal, which should enable us to maximize operating results by taking advantage of existing capacity on the gaming floor and in our restaurant and convention facilities. Upon approval of the Board of Directors, we plan on commencing construction in June 2006."

"We are also developing a thematic positioning statement for each of the three Atlantic City properties based upon market research conducted with gaming customers in New Jersey and the surrounding states," Perry said. "We intend to coordinate our capital spending initiatives with our operating strategies at each property based on customer feedback, and begin the process of repositioning the properties in the second quarter of 2006. To accomplish this, we continue to strengthen our senior management team with talented gaming professionals who are committed to improving results through enhanced operations, heightened customer service, and increased entertainment value for our customers. These are seasoned leaders with proven experience who have a history of creating value for shareholders," he continued.

Perry concluded, "In addition to capitalizing on growth opportunities at the existing properties, we have started the process of looking for growth opportunities beyond Atlantic City that should enable us to lever the 'magic' of the Trump brand. We have started discussions with developers in significant markets, including Philadelphia, to discuss scope and size of potential projects, and have begun looking at financing options. To be successful, we will also begin the process of building a team of experienced development executives who will identify and deliver quality opportunities for the company."

Conference Call:
----------------

The Company will conduct a conference call at 11:00 a.m. (Eastern Time) on Tuesday, November 15, 2005 during which management will discuss the results and other matters addressed in the earnings release. Members of the financial community and interested investors are welcome to participate in the conference call by calling toll free (800) 289-0496, or (913) 981-5519 for callers outside the United States and Canada, not earlier than 15 minutes before the call is scheduled to begin.

A replay of the conference call will be available until midnight on Friday, November 18, 2005. The replay number is toll free (888) 203-1112, or (719) 457-0820 for callers outside the United States and Canada. The replay passcode is 4964466.


About Our Company:
------------------

Trump Entertainment Resorts, Inc. is a leading gaming company that owns and operates four properties. The Company's assets include Trump Taj Mahal Casino Resort and Trump Plaza Hotel and Casino, located on the Boardwalk in Atlantic City, New Jersey, Trump Marina Hotel Casino, located in Atlantic City's Marina District, and the Trump Casino Hotel, a riverboat casino located in Gary, Indiana. Together, the properties comprise approximately 371,300 square feet of gaming space and 3,180 hotel rooms and suites. The Company is the sole vehicle through which Donald J. Trump, the Company's Chairman and largest stockholder, conducts gaming activities and strives to provide customers with outstanding casino resort and entertainment experiences consistent with the Donald J. Trump standard of excellence. Trump Entertainment Resorts, Inc. is separate and distinct from Mr. Trump's real estate and other holdings.

                PSLRA Safe Harbor for Forward-Looking Statements
                      and Additional Available Information

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

All statements, trend analysis and other information contained in this release relative to the Company's or its subsidiaries' performance, trends in the Company's or its subsidiaries' operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "could," "can" and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of Trump Entertainment Resorts, Inc., the Company notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements, including but not limited to: the ability to fund and execute the Company's master plan for the Company's Atlantic City properties; the ability to obtain slot licenses in Philadelphia or other locations or develop such sites; the effects of our recently completed bankruptcy cases; the ability to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; the effects of environmental and structural building conditions relating to the Company's properties; access to available and feasible financing and insurance; changes in laws, regulations or accounting standards, insurance premiums and relations with third parties; approvals and decisions of courts, regulators and governmental bodies and the results of any litigation; judicial decisions, legislative referenda and regulatory actions, including gaming and tax-related actions; the ability of the Company's customer-tracking programs and marketing to continue to increase or sustain customer loyalty; the Company's ability to recoup costs of capital investments through higher revenues; the ability to use the "Trump" name; acts of war or terrorist incidents; high energy and gasoline prices and adverse winter weather conditions; abnormal gaming hold percentages; the effects of competition, including locations of competitors and operating and market competition; and the effect of economic, credit and capital market conditions on the economy in general, and on gaming and hotel companies in particular.

The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of the Company. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the Company's management as of the date of this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. The Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of the Company are subject to substantial risks, including, but not limited to risks relating to liquidity and cash flows, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by the Company or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

Additional information concerning the potential risk factors that could affect the Company's future performance are described from time to time in the Company's periodic reports filed with the SEC, including, but not limited to, the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the SEC's website, www.sec.gov, or on the Company's website, www.trumpcasinos.com.

                                      ###

                        TRUMP ENTERTAINMENT RESORTS, INC.
                    f/k/a TRUMP HOTELS & CASINO RESORTS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                    REORGANIZED    PREDECESSOR
                                                                      COMPANY        COMPANY
                                                                    ------------   ------------
                                                                    THREE MONTHS   THREE MONTHS
                                                                       ENDED          ENDED
                                                                    30-SEP-2005    30-SEP-2004
                                                                    ------------   ------------
REVENUES
CASINO                                                              $   290,104    $   290,447
ROOMS                                                                    21,278         21,371
FOOD & BEVERAGE                                                          34,992         36,691
OTHER                                                                    13,802         14,023
PROMOTIONAL ALLOWANCES                                                  (82,909)       (88,908)
                                                                    ------------   ------------
NET REVENUES                                                        $   277,267    $   273,624
                                                                    ------------   ------------

COSTS & EXPENSES
GAMING                                                              $   129,747    $   134,542
ROOMS                                                                     7,141          6,849
FOOD & BEVERAGE                                                          11,913         11,680
GENERAL & ADMINISTRATIVE                                                 73,815         64,191
                                                                    ------------   ------------
   TOTAL INCOME (EXPENSES)                                          $   222,616    $   217,262
                                                                    ------------   ------------

EBITDA (a)                                                          $    54,651    $    56,362
Less:
DEPRECIATION & AMORTIZATION                                              16,244         25,226
REORGANIZATION EXPENSES and RELATED COSTS (b)                             5,741          2,857
                                                                    ------------   ------------
INCOME FROM OPERATIONS                                              $    32,666    $    28,279
                                                                    ------------   ------------

INTEREST INCOME                                                             696            191
INTEREST EXPENSE                                                        (32,735)       (57,507)
OTHER NON-OPERATING INCOME, NET                                               -           (686)
                                                                    ------------   ------------
  TOTAL NON-OPERATING EXPENSE,  NET                                    ($32,039)      ($58,002)
                                                                    ------------   ------------

INCOME (LOSS) BEFORE  INCOME TAXES,
DISCONTINUED OPERATIONS, EXTRAORDINARY GAIN ON DEBT
EXTINGUISHMENT AND MINORITY INTEREST                                $       627       ($29,723)
PROVISION FOR INCOME TAXES (c)                                           (2,335)        (2,068)
                                                                    ------------   ------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                                ($1,708)      ($31,791)
DISCONTINUED OPERATIONS OF TRUMP INDIANA (d)                              5,935          5,036
DISCONTINUED OPERATIONS OF TRUMP 29 (e)                                       -          1,610
                                                                    ------------   ------------
INCOME (LOSS) BEFORE MINORITY INTEREST                              $     4,227       ($25,145)
    MINORITY INTEREST                                                      (993)             -
                                                                    ------------   ------------
NET INCOME (LOSS)                                                   $     3,234       ($25,145)
                                                                    ============   ============

BASIC AND DILUTED PER SHARE DATA
    INCOME (LOSS) FROM CONTINUING OPERATIONS                             ($0.06)        ($1.06)
    DISCONTINUED OPERATIONS OF TRUMP INDIANA                               0.22           0.17
    DISCONTINUED OPERATIONS OF TRUMP 29                                       -           0.05
    MINORITY INTEREST                                                     (0.04)             -
                                                                    ------------   ------------
    NET INCOME (LOSS)                                               $      0.12         ($0.84)
                                                                    ============   ============

WEIGHTED AVERAGE No. SHARES-BASIC AND DILUTED                        27,064,819     29,904,764
                                                                    ============   ============

                             See accompanying notes.

                        TRUMP ENTERTAINMENT RESORTS, INC.
                    f/k/a TRUMP HOTELS & CASINO RESORTS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                        PREDECESSOR  REORGANIZED   PREDECESSOR
                                                          COMPANY     COMPANY        COMPANY
                                                          -------     -------        -------
                                                                                   NINE MONTHS
                                                         1-JAN-05    20-MAY-05        ENDED
                                                         19-MAY-05   30-SEP-05      30-SEP-04
                                                        ------------------------   ------------
REVENUES
CASINO                                                  $   398,409  $  414,380    $   812,838
ROOMS                                                        26,360      30,006         57,305
FOOD & BEVERAGE                                              44,198      50,232         97,007
OTHER                                                        12,809      18,870         32,960
PROMOTIONAL ALLOWANCES                                     (117,337)   (120,366)      (233,897)
                                                        ------------------------   ------------
NET REVENUES                                            $   364,439  $  393,122    $   766,213
                                                        ------------------------   ------------

COSTS & EXPENSES
GAMING                                                  $   186,545  $  188,623    $   377,005
ROOMS                                                         9,805      10,319         20,261
FOOD & BEVERAGE                                              13,767      17,116         31,819
GENERAL & ADMINISTRATIVE                                     93,732     111,088        184,227
                                                        ------------------------   ------------
   TOTAL EXPENSES                                       $   303,849  $  327,146    $   613,312
                                                        ------------------------   ------------

EBITDA (a)                                              $    60,590  $   65,976    $   152,901
Less:
DEPRECIATION & AMORTIZATION                                  35,753      22,259         71,801
REORGANIZATION (INCOME) EXPENSES and RELATED COSTS (b )     (25,967)      7,671          2,857
                                                        ------------------------   ------------
INCOME FROM OPERATIONS                                  $    50,804  $   36,046    $    78,243
                                                        ------------------------   ------------

INTEREST INCOME                                                 836         918            590
INTEREST EXPENSE                                            (86,862)    (47,357)      (170,851)
OTHER NON-OPERATING INCOME, NET                                   -          65          1,480
                                                        ------------------------   ------------
  TOTAL NON-OPERATING EXPENSE,  NET                        ($86,026)   ($46,374)     ($168,781)
                                                        ------------------------   ------------

INCOME(LOSS) BEFORE INCOME TAXES,
DISCONTINUED OPERATIONS, EXTRAORDINARY GAIN ON DEBT
EXTINGUISHMENT AND MINORITY INTEREST                       ($35,222)   ($10,328)      ($90,538)
PROVISION FOR INCOME TAXES (c)                               (2,074)     (3,046)        (4,314)
                                                        ------------------------   ------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                   ($37,296)   ($13,374)      ($94,852)
DISCONTINUED OPERATIONS OF TRUMP INDIANA (d)                118,748       7,645         (2,544)
DISCONTINUED OPERATIONS OF TRUMP 29 (e)                           -           -          5,897
EXTRAORDINARY GAIN ON DEBT EXTINGUISHMENT(f)                196,932           -              -
                                                        ------------------------   ------------
INCOME (LOSS) BEFORE MINORITY INTEREST                  $   278,384     ($5,729)      ($91,499)
    MINORITY INTEREST                                             -       1,347              -
                                                        ------------------------   ------------
NET INCOME (LOSS)                                       $   278,384     ($4,382)      ($91,499)
                                                        ========================   ============

BASIC PER SHARE DATA
    INCOME (LOSS) FROM CONTINUING OPERATIONS                 ($1.25)     ($0.49)        ($3.17)
    DISCONTINUED OPERATIONS OF TRUMP INDIANA                   3.97        0.28          (0.09)
    DISCONTINUED OPERATIONS OF TRUMP 29                           -           -           0.20
    EXTRAORDINARY GAIN ON DEBT EXTINGUISHMENT                  6.59           -              -
    MINORITY INTEREST                                             -        0.05              -
                                                        ------------------------   ------------
    NET INCOME (LOSS)                                   $      9.31      ($0.16)        ($3.06)
                                                        ========================   ============

WEIGHTED AVERAGE No. SHARES-BASIC                        29,904,764  27,052,393     29,904,764
                                                        ========================   ============

DILUTED PER SHARE DATA

    INCOME (LOSS) FROM CONTINUING OPERATIONS                 ($0.85)     ($0.49)        ($3.17)
    DISCONTINUED OPERATIONS OF TRUMP INDIANA                   2.71        0.28          (0.09)
    DISCONTINUED OPERATIONS OF TRUMP 29                           -           -           0.20
    EXTRAORDINARY GAIN ON DEBT EXTINGUISHMENT                  4.50           -              -
    MINORITY INTEREST                                             -        0.05              -
                                                        ------------------------   ------------
    NET INCOME (LOSS)                                   $      6.36      ($0.16)        ($3.06)
                                                        ========================   ============

WEIGHTED AVERAGE No. SHARES-DILUTED                      43,823,487  27,052,393     29,904,764
                                                        ========================   ============

                             See accompanying notes.

                        TRUMP ENTERTAINMENT RESORTS, INC.
                     fka/TRUMP HOTELS & CASINO RESORTS, INC.
            NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
         FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

Note: Certain prior year reclassifications have been made to conform to current year presentation.

(a) EBITDA (Income from operations before depreciation, amortization and reorganization income/expenses and related costs) is a measure of financial performance commonly used in the casino hotel industry. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner, accordingly, the EBITDA results presented above may not be comparable to EBITDA results reported by other companies.

(b) On November 21, 2004, the Company filed voluntary petitions in the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code. The Company has prepared its financial information in accordance with AICPA Statement of Position 90-7, "Financial Reporting by Entities under the Bankruptcy Code" ("SOP 90-7"). Reorganization expenses and related costs for the periods ended May 19 and September 30, 2005 consist of professional fees associated with the reorganization and bankruptcy proceedings and the revaluation of assets and liabilities of the Company pursuant to SOP 90-7. For periods subsequent to May 19, 2005, reorganization expenses and related costs include professional fees and severance costs related to the reorganization process.

(c) Represents New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002 and the New Jersey Profits Tax passed in July 2003.

(d) Trump Indiana discontinued operations includes federal and state income taxes. Quarter ended March 31, 2004 included $19.1 million of Indiana state income taxes due to the Indiana state waging tax add back adjustment, as a result of a ruling in the Indiana tax court for the period from commencement of operations in June 1996 through the quarter ended March 31, 2004. In connection with the settlement aggrement on March 25, 2005, Trump Indiana, Inc. recorded an additional $2.5 million charge to income tax provision during the quarter ended March 31, 2005. The period ended May 19, 2005 includes a charge of $20.0 million for Trump Indiana, Inc.'s federal and state income taxes related to an IRS audit for the tax years 1995 through 1997 and all subsequent years.

(e) Three and nine months ended September 30, 2004 discontinued operations include operating results from the management contract with the Twenty-Nine Palms Band of Luiseno Mission Indians of California, pursuant to which the Company had managed the Trump 29 casino in Coachella, California, until December 31, 2004.

(f) Represents amounts settled in connection with the Company's plan of reorganiztion consummated on May 20, 2005, including the discharge of pre-petition liabilities comprised principally of the 11.25% First Mortgage Notes due 2006 of Trump Atlantic City Associates and certain of its affiliates (the "TAC Notes") and the 11.625% First Priority Mortgage Notes due 2010 and the Second Priority Notes due 2010 of Trump Casino Holdings, LLC and Trump Casino Funding, Inc. (the "TCH Notes").

                           TRUMP TAJ MAHAL ASSOCIATES
                       CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                 (IN THOUSANDS, EXCEPT STATISTICAL INFORMATION)

                                                               3 MONTHS                    9 MONTHS
                                                          30-Sep-05   30-Sep-04      30-Sep-05   30-Sep-04
                                                        ------------------------   ------------------------
REVENUES
CASINO                                                  $   139,709  $  135,006    $   386,138  $  377,692

   # of Slots                                                 4,342       4,419          4,352       4,401
   Win per Slot/Day                                     $       227        $226    $       210  $      209
Slot Win                                                $    90,513  $   91,860    $   249,384  $  251,929

   # of Tables                                                  128         127            128         127
   Win per Table/Day                                    $     3,583  $    3,084    $     3,369  $    3,089
Table Win                                               $    42,193  $   36,037    $   117,740  $  107,489
Table Drop                                              $   251,055  $  237,644    $   693,888  $  653,300
Hold %                                                        16.8%       15.2%          17.0%       16.5%

Poker, Keno, Race Win                                   $     7,003  $    7,109    $    19,014  $   18,274

ROOMS                                                   $     9,155  $    9,319    $    24,504  $   24,904
   # of Rooms Sold                                          110,435     113,545        315,923     324,332
   Avg Room Rates                                            $82.90  $    82.07         $77.56      $76.79
   Occupancy %                                                96.0%       98.7%          92.6%       94.7%

FOOD & BEVERAGE                                         $    15,166  $   16,168    $    41,468  $   42,935
OTHER                                                         6,484       6,750         14,193      15,819
PROMOTIONAL ALLOWANCES                                      (38,611)    (40,671)      (107,336)   (101,648)
                                                        ------------------------   ------------------------

    NET REVENUES                                        $   131,903  $  126,572       $358,967  $  359,702
                                                        ------------------------   ------------------------

COSTS & EXPENSES
GAMING                                                  $    58,450  $   60,837    $   170,425  $  171,268
ROOMS                                                         3,476       3,418         10,399      10,330
FOOD & BEVERAGE                                               4,862       4,782         14,218      14,337
GENERAL & ADMIN                                              29,566      26,827         81,017      76,237
                                                        ------------------------   ------------------------

  TOTAL EXPENSES                                        $    96,354  $   95,864    $   276,059  $  272,172
                                                        ------------------------   ------------------------

EBITDA (a)                                              $    35,549  $   30,708    $    82,908  $   87,530
                                                        ========================   ========================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA                                                  $    35,549   $  30,708    $   82,908   $   87,530
Reorganization income/expenses and related costs               (281)          -        104,487           -
Depreciation and amortization                                (7,935)    (12,015)       (30,233)    (36,570)
                                                        ------------------------   ------------------------
Income from operations                                  $    27,333   $  18,693    $   157,162  $   50,960
                                                        ========================   ========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.

(a) EBITDA (Income from operations before depreciation, amortization and reorganization income/ expenses and related costs) is a measure of financial performance commonly used in the casino hotel industry. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner, accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies. (b) Prior year amounts have been restated to reflect the current year presentation.

                             TRUMP PLAZA ASSOCIATES
                       CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                 (IN THOUSANDS, EXCEPT STATISTICAL INFORMATION)


                                                               3 MONTHS                   9 MONTHS
                                                          30-Sep-05   30-Sep-04      30-Sep-05   30-Sep-04
                                                        ------------------------   ------------------------
REVENUES
CASINO                                                  $     83,528 $   83,680    $   231,361  $  236,156

   # of Slots                                                 2,824       2,863          2,770       2,851
   Win per Slot/Day                                     $       239  $      237    $       225  $      224
Slot Win                                                $    61,996  $   62,452    $   170,320  $  174,824

   # of Tables                                                   91          90             91          91
   Win per Table/Day                                    $     2,524  $    2,564    $     2,457  $    2,460
Table Win                                               $    21,532  $   21,228    $    61,041  $   61,322
Table Drop                                              $   151,987  $  148,155    $   411,435  $  420,888
Hold %                                                        14.2%       14.3%          14.8%       14.6%

ROOMS                                                   $     6,766  $    6,766    $    18,055  $   18,346
   # of Rooms Sold                                           80,050      81,990        227,289     232,816
   Room Rates                                           $     84.52  $    82.52    $     79.44  $    78.80
   Occupancy %                                                96.3%       98.6%          92.1%       94.0%

FOOD & BEVERAGE                                         $    11,413  $   10,635    $    29,252  $   29,067
OTHER                                                         3,514       3,438          8,957       7,987
PROMOTIONAL ALLOWANCES                                      (28,403)    (27,503)       (76,895)    (75,582)
                                                        ------------------------   ------------------------

    NET REVENUES                                        $    76,818  $   77,016    $   210,730  $  215,974
                                                        ------------------------   ------------------------

COSTS & EXPENSES
GAMING                                                  $    40,884  $   41,349    $   114,501  $  113,676
ROOMS                                                         2,218       2,216          6,408       6,599
FOOD & BEVERAGE                                               3,633       3,622          9,379       9,877
GENERAL & ADMIN                                              17,848      16,852         49,935      47,563
                                                        ------------------------   ------------------------

  TOTAL EXPENSES                                        $    64,583  $   64,039    $   180,223  $  177,715
                                                        ------------------------   ------------------------

EBITDA (a)                                              $    12,235  $   12,977    $    30,507  $   38,259
                                                        ========================   ========================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA                                                  $    12,235  $   12,977    $    30,507  $   38,259
Reorganization income/expenses and related costs                (18)          -         17,449           -
Depreciation and amortization                                (4,757)     (7,921)       (14,527)    (18,879)
                                                        ------------------------   ------------------------
Income from operations                                  $     7,460  $    5,056    $    33,429  $   19,380
                                                        ========================   ========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.

(a) EBITDA (Income from operations before depreciation, amortization and reorganization income/ expenses and related costs) is a measure of financial performance commonly used in the casino hotel industry. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner, accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies. (b) Prior year amounts have been restated to reflect the current year presentation.

                             TRUMP MARINA ASSOCIATES
                       CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                 (IN THOUSANDS, EXCEPT STATISTICAL INFORMATION)


                                                                3 MONTHS                   9 MONTHS
                                                          30-Sep-05   30-Sep-04      30-Sep-05   30-Sep-04
                                                        ------------------------   ------------------------
REVENUES
CASINO                                                  $    66,867   $  71,761    $   195,290  $  198,990

   # of Slots                                                 2,477       2,538          2,515       2,516
   Win per Slot/Day                                     $       228   $     240    $       225  $      227
Slot Win                                                $    51,971   $  56,137    $   154,212  $  156,488

   # of Tables                                                   84          76             79          75
   Win per Table/Day                                    $     1,912   $   2,212    $     1,889  $    2,048
Table Win                                               $    14,774   $  15,467    $    40,738  $   42,093
Table Drop                                              $    90,210   $  97,799    $   247,058  $  266,625
Hold %                                                        16.4%       15.8%          16.5%       15.8%

Poker, Keno, Race Win                                   $       122   $     157    $       340  $      409

ROOMS                                                   $     5,357   $   5,286    $    13,807  $   14,055
   # of Rooms Sold                                           61,077      64,079        170,198     173,911
   Avg Room Rates                                       $     87.71   $   82.49    $     81.12  $    80.82
   Occupancy %                                                91.2%       95.7%          85.6%       87.2%

FOOD & BEVERAGE                                         $     8,413   $   9,888    $    23,710  $   25,005
OTHER                                                         3,804       3,835          8,529       9,154
PROMOTIONAL ALLOWANCES                                      (15,895)    (20,734)       (53,472)    (56,667)
                                                        ------------------------   ------------------------

    NET REVENUES                                        $    68,546   $  70,036    $   187,864  $  190,537
                                                        ------------------------   ------------------------

COSTS & EXPENSES
GAMING                                                  $    30,413   $  32,356    $    90,242  $   92,061
ROOMS                                                         1,447       1,215          3,317       3,332
FOOD & BEVERAGE                                               3,418       3,276          7,286       7,605
GENERAL & ADMIN                                              17,356      16,409         48,260      47,350
                                                        ------------------------   ------------------------

  TOTAL EXPENSES                                        $    52,634   $  53,256    $   149,105  $  150,348
                                                        ------------------------   ------------------------

EBITDA (a)                                              $    15,912   $  16,780    $    38,759  $   40,189
                                                        ========================   ========================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:


EBITDA                                                  $    15,912   $  16,780    $    38,759  $   40,189
Reorganization income/expenses and related costs                (47)          -       ($42,096)          -
Depreciation and amortization                                (3,509)     (5,265)       (13,124)    (16,306)
                                                        ------------------------   ------------------------
Income from operations                                  $    12,356   $  11,515       ($16,461) $   23,883
                                                        ========================   ========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.

(a) EBITDA (Income from operations before depreciation, amortization and reorganization income/ expenses and related costs) is a measure of financial performance commonly used in the casino hotel industry. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner, accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies. (b) Prior year amounts have been restated to reflect the current year presentation.